SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: June 5, 2012 (Date of earliest event reported)

Commission File No.: 0-25969

RADIO ONE, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	52-1166660 (I.R.S. Employer Identification No.)

1010 Wayne Avenue,
14th Floor
Silver Spring, Maryland 20910
(Address of principal executive offices)

(301) 429-3200
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

The following proposals were submitted to the stockholders at the 2012 Annual Meeting of Stockholders held on June 5, 2012:

•	The election of Terry L. Jones and Brian W. McNeill as Class A directors to serve until the 2013 annual meeting of stockholders or until their successors are duly elected and qualified.

•
The election of Catherine L. Hughes, Alfred C. Liggins, III, D. Geoffrey Armstrong, Ronald E. Blaylock and Dennis A. Miller as directors to serve until the 2013 annual meeting of stockholders or until their successors are duly elected and qualified.

•	The ratification of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2012.

•
To approve the 2011 compensation awarded to named executive officers, including potential bonus compensation although none was paid to the named executive officers for the fiscal year ended December 31, 2011.

•	Determination of the frequency of future stockholder advisory votes regarding compensation awarded to named executive officers.

    For more information about the foregoing proposals, see our proxy statement dated April 26, 2012, the relevant portions of which are incorporated herein by reference. To be elected, each Class A director nominee must receive the affirmative vote of a plurality of the votes cast by the holders of the Class A common stock.  Each Class B director nominees are elected by the holders of Class A common stock and Class B common stock voting together as a single class but each share of Class A common stock is entitled to one vote and each share of Class B common stock is entitled to ten votes.  Members of our board of directors are elected by a plurality of votes cast.  This means that the nominees that received the most votes cast were elected to the board, even if they did not receive a majority of votes cast. At the close of business on April 12, 2012, there were 2,731,860 outstanding shares of our Class A common stock and 2,861,843 outstanding shares of our Class B common stock.  Accordingly, a total of 31,350,290 votes may be cast at the meeting.  Class C and Class D common stock are not entitled to vote on any proposal presented at the meeting.

The number of votes cast for and against and the number of abstentions and non-votes with respect to each matter voted upon are set forth below:

Board of Director Election Results

Class A Director Nominee	Votes For	Votes Withheld	Non-Votes
Terry L. Jones	658,865	39,686	1,698,074
Brian W. McNeill	657,716	40,835	1,698,074

Class B Director Nominee	Votes For	Votes Withheld	Non-Votes
Catherine L. Hughes	29,069,462	247,519	1,698,074
Alfred C. Liggins, III	29,067,351	249,630	1,698,074
D. Geoffrey Armstrong	29,277,294	39,687	1,698,074
Ronald E. Blaylock	29,277,184	39,797	1,698,074
Dennis A. Miller	29,276,246	40,735	1,698,074

The seven nominees were elected to the Board of Directors and will serve as directors until our next annual meeting or until their respective successors are elected and qualified.

  Ratification of Ernst & Young LLP as Radio One’s  independent registered public accounting firm

The results of the voting included 30,924,632 votes for, 78,807 votes against, and 10,829 votes abstained. The appointment was ratified.

  Approval of 2011 Compensation Awarded to Named Executive Officers

The results of the voting were 29,135,476 votes for, 178,237 votes against, 2,481 abstentions, and 1,698,074 non-votes. The 2011 compensation awarded to Radio One’s named executive officers, including potential bonus compensation although none was paid to the named executive officers for the fiscal year ended December 31, 2011, was approved.

  Frequency of Future Stockholder Advisory Votes Regarding Compensation Awarded to Named Executive Officers

The results of the voting were 28,808,782 votes for every three years, 13,990 votes for every two years, 472,786 votes for every one year, 20,363 abstentions, and 1,698,861 non-votes. The frequency that received the highest number of votes (three years) was deemed to be the frequency selected by our stockholders.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RADIO ONE, INC.
/s/ Peter D. Thompson
June 07, 2012	Peter D. Thompson
Executive Vice President and Chief Financial Officer